                                                                    Exhibit 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:

   End of Period Collection Account Balance as of Prior Payment Date:                               798,035.13

   Available Funds:
      Contract Payments due and received in this period                                           3,369,278.43
      Contract Payments due in prior period(s) and received in this period                          207,986.50
      Contract Payments received in this period for next period                                     126,087.76
      Sales, Use and Property Tax payments received                                                  36,445.40
      Prepayment Amounts related to early termination in this period                                262,237.67
      Servicer Advance                                                                              276,605.61
      Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
      Transfer from Reserve Account                                                                   4,033.00
      Interest earned on Collection Account                                                           6,154.65
      Interest earned on Affiliated Account                                                             401.22
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
       Section 5.03                                                                                       0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
       contract < Predecessor contract)                                                                   0.00
      Amounts paid under insurance policies                                                               0.00
      Maintenance, Late Charges and any other amounts                                                80,346.44

                                                                                                 -------------
   Total Available Funds                                                                          5,167,611.81
   Less: Amounts to be Retained in Collection Account                                               720,557.92
                                                                                                 -------------
   AMOUNT TO BE DISTRIBUTED                                                                       4,447,053.89
                                                                                                 =============


   DISTRIBUTION OF FUNDS:

      1. To Trustee - Fees                                                                                0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 207,986.50
      3. To Noteholders (For Servicer Report immediately following the Final
          Additional Closing Date)
            a) Class A1 Principal and Interest                                                            0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                        0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                3,117,665.71
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                  219,862.50
            a) Class A5 Principal (distributed after A4 Note matures) and Interest                  234,054.83
            b) Class B Principal and Interest                                                        60,870.20
            c) Class C Principal and Interest                                                       122,476.60
            d) Class D Principal and Interest                                                        82,571.83
            e) Class E Principal and Interest                                                       108,194.22

      4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
      5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)           22,830.40
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)         106,020.58
            c) Reserve Account Distribution (Provided no Restricting or Amortization
                Event in effect)                                                                      4,033.00
      6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
          Any Other Amounts                                                                         123,347.71
      7. To Servicer, Servicing Fee and other Servicing Compensations                                37,139.81
                                                                                                 -------------
   TOTAL FUNDS DISTRIBUTED                                                                        4,447,053.89
                                                                                                 =============

                                                                                                 -------------
   End of Period Collection Account Balance {Includes Payments in Advance & Restricting
    Event Funds (if any)}                                                                           720,557.92
                                                                                                 =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                $2,511,821.83
       - Add Investment Earnings                                                                      4,033.00
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                   0.00
       - Less Distribution to Certificate Account                                                     4,033.00
                                                                                                 -------------
End of period balance                                                                            $2,511,821.83
                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                       $2,511,821.83
                                                                                                 =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

            Pool A                                    70,462,512.23
            Pool B                                    16,687,128.94
                                                      -------------
                                                                         87,149,641.17

Class A Overdue Interest, if any                               0.00
Class A Monthly Interest - Pool A                        381,890.03
Class A Monthly Interest - Pool B                         90,440.27

Class A Overdue Principal, if any                              0.00
Class A Monthly Principal - Pool A                     2,213,050.29
Class A Monthly Principal - Pool B                       886,202.45
                                                      -------------
                                                                          3,099,252.74

Ending Principal Balance of the Class A Notes

            Pool A                                    68,249,461.94
            Pool B                                    15,800,926.49
                                                      -------------      -------------
                                                                         84,050,388.43
                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $221,020,000     Original Face $221,020,000      Balance Factor
$ 2.137048                     $ 14.022499                     38.028408%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
            Class A1                                           0.00
            Class A2                                           0.00
            Class A3                                   3,529,641.17
            Class A4                                  41,000,000.00
            Class A5                                  42,620,000.00
                                                      -------------

Class A Monthly Interest                                                 87,149,641.17
            Class A1 (Actual Number Days/360)                  0.00
            Class A2                                           0.00
            Class A3                                      18,412.97
            Class A4                                     219,862.50
            Class A5                                     234,054.83
                                                      -------------

Class A Monthly Principal
            Class A1                                           0.00
            Class A2                                           0.00
            Class A3                                   3,099,252.74
            Class A4                                           0.00
            Class A5                                           0.00
                                                      -------------
                                                                          3,099,252.74

Ending Principal Balance of the Class A Notes
            Class A1                                           0.00
            Class A2                                           0.00
            Class A3                                     430,388.43
            Class A4                                  41,000,000.00
            Class A5                                  42,620,000.00
                                                      -------------      -------------
                                                                         84,050,388.43
                                                                         =============

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $62,400,000      Original Face $62,400,000       Balance Factor
$ 0.29508                      $ 49.667512                     0.689725%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class B Notes
            Pool A                                        1,201,350.56
            Pool B                                          284,508.98
                                                         -------------
                                                                             1,485,859.54
   Class B Overdue Interest, if any                               0.00
   Class B Monthly Interest - Pool A                          6,497.30
   Class B Monthly Interest - Pool B                          1,538.72
   Class B Overdue Principal, if any                              0.00
   Class B Monthly Principal - Pool A                        37,726.74
   Class B Monthly Principal - Pool B                        15,107.44
                                                         -------------
                                                                                52,834.18
   Ending Principal Balance of the Class B Notes
            Pool A                                        1,163,623.82
            Pool B                                          269,401.54
                                                         -------------      -------------
                                                                             1,433,025.36
                                                                            =============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $3,768,000    Original Face $3,768,000        Balance Factor
   $ 2.132702                  $ 14.021810                     38.031459%
   -----------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class C Notes
            Pool A                                        2,403,501.90
            Pool B                                          569,217.22
                                                         -------------
                                                                             2,972,719.12
   Class C Overdue Interest, if any                               0.00
   Class C Monthly Interest - Pool A                         13,589.80
   Class C Monthly Interest - Pool B                          3,218.45
   Class C Overdue Principal, if any                              0.00
   Class C Monthly Principal - Pool A                        75,453.47
   Class C Monthly Principal - Pool B                        30,214.88
                                                         -------------
                                                                               105,668.35
   Ending Principal Balance of the Class C Notes
            Pool A                                        2,328,048.43
            Pool B                                          539,002.34
                                                         -------------      -------------
                                                                             2,867,050.77
                                                                            =============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $7,537,000    Original Face $7,537,000        Balance Factor
   $ 2.230098                  $ 14.019948                     38.039681%
   -----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class D Notes
            Pool A                                        1,601,800.79
            Pool B                                          379,345.27
                                                         -------------
                                                                             1,981,146.06

   Class D Overdue Interest, if any                               0.00
   Class D Monthly Interest - Pool A                          9,804.36
   Class D Monthly Interest - Pool B                          2,321.91
   Class D Overdue Principal, if any                              0.00
   Class D Monthly Principal - Pool A                        50,302.31
   Class D Monthly Principal - Pool B                        20,143.25
                                                         -------------
                                                                                70,445.56

   Ending Principal Balance of the Class D Notes
            Pool A                                        1,551,498.48
            Pool B                                          359,202.02
                                                         -------------      -------------
                                                                             1,910,700.50
                                                                            =============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
   Original Face $5,024,000     Original Face $5,024,000       Balance Factor
   $ 2.413668                   $ 14.021807                    38.031459%
   -----------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class E Notes
            Pool A                                        2,003,852.45
            Pool B                                          474,580.14
                                                         -------------
                                                                             2,478,432.59

   Class E Overdue Interest, if any                               0.00
   Class E Monthly Interest - Pool A                         16,281.30
   Class E Monthly Interest - Pool B                          3,855.96
   Class E Overdue Principal, if any                              0.00
   Class E Monthly Principal - Pool A                        62,877.89
   Class E Monthly Principal - Pool B                        25,179.07
                                                         -------------
                                                                                88,056.96

   Ending Principal Balance of the Class E Notes
            Pool A                                        1,940,974.56
            Pool B                                          449,401.07
                                                         -------------      -------------
                                                                             2,390,375.63
                                                                            =============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
   Original Face $6,282,000     Original Face $6,282,000       Balance Factor
   $ 3.205549                   $ 14.017345                    38.051188%
   -----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

   Beginning Residual Principal Balance
            Pool A                                                         2,402,761.26
            Pool B                                                           568,936.80
                                                                          -------------
                                                                                              2,971,698.06

   Residual Interest - Pool A                                                 18,459.43
   Residual Interest - Pool B                                                  4,370.97
   Residual Principal - Pool A                                                75,704.98
   Residual Principal - Pool B                                                30,315.60
                                                                          -------------
                                                                                                106,020.58
   Ending Residual Principal Balance
            Pool A                                                         2,327,056.28
            Pool B                                                           538,621.20
                                                                          -------------      -------------
                                                                                              2,865,677.48
                                                                                             =============


X. PAYMENT TO SERVICER

   - Collection period Servicer Fee                                                              37,139.81
   - Servicer Advances reimbursement                                                            207,986.50
   - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            123,347.71
                                                                                             -------------
   Total amounts due to Servicer                                                                368,474.02
                                                                                             =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      80,075,779.22

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    2,515,115.68

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                         -------------
                                                                                                                      77,560,663.54
                                                                                                                      =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              2,495,733.49

       - Principal portion of Prepayment Amounts                                                       19,382.19

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                   -------------
                                       Total Decline in Aggregate Discounted Contract Balance       2,515,115.68
                                                                                                   =============


POOL B

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      18,963,717.38

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    1,007,162.69

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                         -------------
                                                                                                                      17,956,554.69
                                                                                                                      =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                                765,858.62

       - Principal portion of Prepayment Amounts                                                      241,304.07

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                      0.00

                                                                                                   -------------
                                       Total Decline in Aggregate Discounted Contract Balance       1,007,162.69
                                                                                                   =============

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     95,517,218.23
                                                                                                                      =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A                                                                                                           Predecessor
                                                                                 Discounted           Predecessor   Discounted
   Lease #    Lessee Name                                                        Present Value        Lease #       Present Value
   --------------------------------------------------------------------------    ------------------   -----------   ----------------
   2199-001   Regional Radiology, LLC                                                 $1,112,975.58   1881-001         $2,435,321.88
   1231-041   Radnet Management, Inc.                                                   $953,502.31
   1560-013   Drew Medical inc                                                          $342,866.78
              Cash                                                                       $25,977.21
   3323-002   Open MRI Ohio 1 Ventures, LLC                                             $932,975.98   912-501            $492,124.09
   3330-002   Open MRI Texas Ventures, LLC                                              $784,394.56   917-501            $536,814.08
                                                                                                      917-502            $578,192.91
                                                                                                      920-501             $35,076.58
                                                                                                      1912-001            $34,364.63



                                                                                 ------------------                 ----------------
                                                                      Totals:         $4,152,692.42                    $4,111,894.17

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $4,111,894.17
   b) ADCB OF POOL A AT CLOSING DATE                                                                                 $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      ---------     --------

   POOL B                                                                                                           Predecessor
                                                                                 Discounted           Predecessor   Discounted
   Lease #    Lessee Name                                                        Present Value        Lease #       Present Value
   --------------------------------------------------------------------------    ------------------   -----------   ----------------
                         NONE





                                                                                 ------------------                   --------------
                                                                      Totals:                 $0.00                            $0.00


   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                    $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                  $50,047,123.17
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
       APPROVES)                                                                                                               0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
   SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      ---------     --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                                          Predecessor
                                                                                 Discounted           Predecessor   Discounted
   Lease #    Lessee Name                                                        Present Value        Lease #       Present Value
   --------------------------------------------------------------------------    ------------------   -----------   ----------------
   408-502    Western Kentucky Diagnostic                                               $495,646.95      277-103       $2,561,363.27
   1042-501   Pinnacle Imaging, Inc.                                                  $1,631,421.93      1513-002        $953,250.10
   2375-001   Tuscarawas Ambulatory                                                   $1,286,730.05      1725-002        $588,254.35
   1097-506   Advanced Healthcare Resources                                             $675,567.93
              Cash                                                                       $13,500.87
   2545-002   Presgar L.C.                                                              $964,543.83      2205-001      $3,763,600.22
   2907-001   Laser  Vision Centers, Inc.                                               $472,557.70
   2000667-2  Hartford Hospital, Inc.                                                   $190,558.39
   2004051-2  Health Care Solutions                                                     $695,143.77
   2004051-3  Health Care Solutions                                                     $993,964.93
   2004887-1  BBC Healthcare International, L.L.C.                                      $212,022.60
   2005804-1  Otsego Memorial Hospital                                                  $236,366.53

                                                                                 ------------------                 ----------------
                                                                      Totals:         $7,868,025.48                    $7,866,467.94

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                      7,866,467.94
   b) ADCB OF POOL A AT CLOSING DATE                                                                                 $201,135,070.09
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      ---------     --------


   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                    Predecessor
                                                                                 Discounted           Predecessor   Discounted
   Lease #    Lessee Name                                                        Present Value        Lease #       Present Value
   --------------------------------------------------------------------------    ------------------   -----------   ----------------
   1528-003   U.S. Neurosurgical, Inc.                                                  $642,004.10      960-501          $82,012.38
   2826-003   Newark Health Imaging, L.L.C.                                             $205,317.69      960-502          $28,390.17
   2906-001   Laser Vision Centers, Inc.                                                $496,511.61      1043-501        $641,289.38
              Cash                                                                        $3,932.26      1043-502        $596,073.73






                                                                                 ------------------                 ----------------
                                                                      Totals:         $1,347,765.66                    $1,347,765.66

   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $1,347,765.66
   b) ADCB OF POOL B AT CLOSING DATE                                                                                  $50,047,123.17
 * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            2.69%

   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
   SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      ---------     --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.                AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                         1,146,829.88             This Month                             95,517,218.23
   1 Month Prior                        263,796.27             1 Month Prior                          99,039,496.60
   2 Months Prior                       508,734.00             2 Months Prior                        104,079,981.00

   Total                              1,919,360.15             Total                                 298,636,695.83

   A) 3 MONTH AVERAGE                   639,786.72             B) 3 MONTH AVERAGE                     99,545,565.28

   c) a/b                                    0.64%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                           No      X
                                                                                          --------                     -----------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes                           No      X
                                                                                          --------                     -----------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes                           No      X
                                                                                          --------                     -----------

4. Has a Servicer Event of Default occurred?                                          Yes                           No      X
                                                                                          --------                     -----------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes                           No      X
                                                                                          --------                     -----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
        or obligation not remedied within 90 days?                                    Yes                           No      X
                                                                                          --------                     -----------
   C. As of any Determination date, the sum of all defaulted contracts since the
        Closing date exceeds 6% of the ADCB on the Closing Date?                      Yes                           No      X
                                                                                          --------                     -----------




6. Aggregate Discounted Contract Balance at Closing Date                            Balance  $ 251,182,193.26
                                                                                            -----------------


   DELINQUENT LEASE SUMMARY

          Days Past Due          Current Pool Balance            # Leases
          -------------          --------------------            --------
                31 - 60                  2,533,181.35                  18
                61 - 90                  1,744,900.39                   7
               91 - 180                  1,146,829.88                   8



   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization